SEGMENT INFORMATION
                 TECHNE CORPORATION AND SUBISIDARIES
             (in thousands of $'s, except per share data)

                                                        Increase(Decrease)
                             Fiscal 2006                 From Fiscal 2005
                     -------------------------------- ----------------------
                      First  Second          Percent   First  Second
                     Quarter Quarter    YTD  Of Sales Quarter Quarter  YTD
                     ------- -------  ------ -------- ------- ------- ------
Sales                 47,709  48,029  95,738   100%     6,790   5,782 12,572
Cost of sales         11,096  10,695  21,791    23%     2,209   1,754  3,963
                     ------- -------  ------ -------- ------- ------- ------
Gross margin          36,613  37,334  73,947    77%     4,581   4,028  8,609

Gross margin
 percentage            76.7%   77.7%   77.2%

SG&A expense           6,454   7,980  14,434    15%       820   1,690  2,510
R&D expense            4,717   4,574   9,291    10%        29     (45)   (16)
Amortization expense     492     492     984     1%       187     186    373
Interest expense         223     238     461     --       (22)     60     38
Interest income         (974) (1,130) (2,104)   (2%)       79      59    138
Other non-operating
  ex., net               211     281     492     --      (255)   (135)  (390)
                     ------- -------  ------ -------- ------- ------- ------
                      11,123  12,435  23,558    24%       838   1,815  2,653
                     ------- -------  ------ -------- ------- ------- ------
Earnings before
 income taxes         25,490  24,899  50,389    53%     3,743   2,213  5,956
Income taxes           8,489   8,385  16,874    18%       934     633  1,567
                     ------- -------  ------ -------- ------- ------- ------
                      17,001  16,514  33,515    35%     2,809   1,580  4,389

Diluted earnings
 per share              0.43    0.42    0.84

Weighted average
 diluted shares
 outstanding          39,669  39,761  39,730



                             BIOTECHNOLOGY  (1)
                            (in thousands of $'s)

                                                       Increase(Decrease)
                            Fiscal 2006                 From Fiscal 2005
                    --------------------------------- ----------------------
                     First  Second           Percent   First  Second
                    Quarter Quarter     YTD  Of Sales Quarter Quarter  YTD
                    ------- -------  ------- -------- ------- ------- ------
Sales                37,599  37,697   75,296    100%    6,908   7,625 14,533
Intersegment sales   (5,299) (6,555) (11,854)            (495) (1,351)(1,846)
                    ------- -------  -------          ------- ------- ------
                     32,300  31,142   63,442            6,413   6,274 12,687

Cost of sales         8,470   8,147   16,617     22%    2,359   2,077  4,436
Intersegment sales   (5,323) (6,140) (11,463)            (567)   (930)(1,497)
                    ------- -------  ------- -------- ------- ------- ------
                      3,147   2,007    5,154            1,792   1,147  2,939

Gross margin         29,153  29,135   58,288     78%    4,621   5,127  9,748

Gross margin
 percentage           77.5%   78.4%    77.9%

SG&A expense          3,639   4,194    7,833     10%      666     779  1,445
R&D expense           4,532   4,404    8,936     12%       32     (26)     6
Amortization expense    492     492      984      1%      187     186    373
Interest, net          (268)   (373)    (641)    --       146     191    337
                    ------- -------  ------- -------- ------- ------- ------
                      8,395   8,717   17,112     23%    1,031   1,130  2,161
                    ------- -------  ------- -------- ------- ------- ------
Pretax result        20,758  20,418   41,176     55%    3,590   3,997  7,587
                    ======= =======  ======= ======== ======= ======= ======

(1) Fiscal 2006 includes R&D Systems' Biotechnology Division, Fortron Bio Science, Inc., and BiosPacific, Inc.


                              R&D SYSTEMS EUROPE
                     (in thousands of British pounds)

                                                       Increase(Decrease)
                            Fiscal 2006                 From Fiscal 2005
                    --------------------------------- ----------------------
                     First  Second           Percent   First  Second
                    Quarter Quarter     YTD  Of Sales Quarter Quarter  YTD
                    ------- -------  ------- -------- ------- ------- ------
Sales                 6,690   7,529   14,219    100%      610     721  1,331
Cost of sales         3,292   3,765    7,057     50%      361     632    993
                    ------- -------  ------- -------- ------- ------- ------
Gross margin          3,398   3,764    7,162     50%      249      89    338

Gross margin
 percentage           50.8%   50.0%    50.4%

SG&A expense          1,004   1,185    2,189     15%       54      24     78
Interest income        (326)   (329)    (655)    (4%)     (72)    (66)  (138)
Exchange loss            15      26       41      --      (11)     70     59
                    ------- -------  ------- -------- ------- ------- ------
                        693     882    1,575     11%      (29)     28     (1)
                    ------- -------  ------- -------- ------- ------- ------
Pretax result         2,705   2,882    5,587     39%      278      61    339
                    ======= =======  ======= ======== ======= ======= ======



                             R&D SYSTEMS EUROPE
                            (in thousands of $'s)

                                                       Increase(Decrease)
                            Fiscal 2006                 From Fiscal 2005
                    --------------------------------- ----------------------
                     First  Second           Percent   First  Second
                    Quarter Quarter     YTD  Of Sales Quarter Quarter  YTD
                    ------- -------  ------- -------- ------- ------- ------
Sales                11,875  13,106   24,981    100%      856     242  1,098
Cost of sales         5,844   6,554   12,398     50%      532     636  1,168
                    ------- -------  ------- -------- ------- ------- ------
Gross margin          6,031   6,552   12,583     50%      324    (394)   (70)

Gross margin
 percentage           50.8%   50.0%    50.4%

SG&A expense          1,782   2,059    3,841     15%       60    (135)   (75)
Interest income        (579)   (572)  (1,151)    (4%)    (119)    (75)  (194)
Exchange loss            28      46       74     --       (19)    128    109
                    ------- -------  ------- -------- ------- ------- ------
                      1,231   1,533    2,764     11%      (78)    (82)  (160)
                    ------- -------  ------- -------- ------- ------- ------
Pretax result         4,800   5,019    9,819     39%      402    (312)    90
                    ======= =======  ======= ======== ======= ======= ======



                                  HEMATOLOGY
                               (in thousands of $'s)

                                                       Increase(Decrease)
                            Fiscal 2006                 From Fiscal 2005
                    --------------------------------- ----------------------
                     First  Second           Percent   First  Second
                    Quarter Quarter     YTD  Of Sales Quarter Quarter  YTD
                    ------- -------  ------- -------- ------- ------- ------
Sales                 3,534   3,781    7,315    100%     (479)   (734)(1,213)
Cost of sales         2,105   2,134    4,239     58%     (115)    (29)  (144)
                    ------- -------  ------- -------- ------- ------- ------
Gross margin          1,429   1,647    3,076     42%     (364)   (705)(1,069)

Gross margin
 percentage           40.4%   43.6%    42.1%

SG&A expense            384     424      808     11%      (25)    (12)   (37)
R&D expense             185     170      355      5%       (3)    (19)   (22)
Interest, net           (37)    (50)     (87)    (1%)      19      27     46
                    ------- -------  ------- -------- ------- ------- ------
                        532     544    1,076     15%       (9)     (4)   (13)
                    ------- -------  ------- -------- ------- ------- ------
Pretax result           897   1,103    2,000     27%     (355)   (701)(1,056)
                    ======= =======  ======= ======== ======= ======= ======



                         CORPORATE AND OTHER (2)
                          (in thousands of $'s)

                                                   Increase(Decrease)
                                 Fiscal 2006        From Fiscal 2005
                         ------------------------ ----------------------
                          First  Second             First  Second
                         Quarter Quarter     YTD   Quarter Quarter  YTD
                         ------- -------  -------  ------- ------- ------
Interest income               90     135      225       48      84    132
Rental income                342     337      679      323     284    607
                         ------- -------  -------  ------- ------- ------
                             432     472      904      371     368    739

SG&A expense                 649   1,303    1,952      119   1,058  1,177
Interest expense             223     238      461       59      60    119
Other-Hemerus losses          82      82      164       79      12     91
Other-Building expenses      443     490      933        8       9     17
                         ------- -------  -------  ------- ------- ------
                           1,397   2,113    3,510      265   1,139  1,404
                         ------- -------  -------  ------- ------- ------
Pretax result               (965) (1,641)  (2,606)     106    (771)  (665)
                         ======= =======  =======  ======= ======= ======

(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC.